                                                                   EXHIBIT 10.27

                         FUTURE ELECTRONICS INCORPORATED

                                    WORLDWIDE

                             AUTHORIZED DISTRIBUTOR

                                  MARKET PRICE

                                    AGREEMENT

                  AUTHORIZED DISTRIBUTOR MARKET PRICE AGREEMENT

                                TABLE OF CONTENTS

SUBJECT                                                            PAGE
-------                                                            ----
 1. APPOINTMENT...................................................    1
 2. RESPONSIBILITIES OF FUTURE....................................    1
 3. RESPONSIBILITIES OF SUPPLIER..................................    2
 4. ORDERS, DELIVERY, RESCHEDULING, CANCELLATION..................    3
 5. PRICES........................................................    4
 6. TERMS OF PAYMENT..............................................    5
 7. RETURN OF PRODUCT.............................................    5
 8. PRODUCT CHANGES...............................................    6
 9. WARRANTY, COMPLIANCE WITH LAWS................................    7
10. INDEMNIFICATION...............................................    7
11. TERM AND TERMINATION..........................................    8
12. COOPERATIVE ADVERTISING.......................................    9
13. WAIVER........................................................    9
14. NOTICES.......................................................    9
15. TRADEMARKS, TRADE NAMES.......................................    9
16. CONFIDENTIAL INFORMATION......................................    9
17. SPECIAL PURCHASES.............................................   10
18. INVALIDITY OF PROVISIONS......................................   10
19. CREDITS.......................................................   10
20. CONSENT NOT UNREASONABLY WITHHELD.............................   10
21. FORCE MAJEURE.................................................   10
22. RELATIONSHIP OF PARTIES.......................................   10
23. GENERAL.......................................................   11

                        APPENDICES

SCHEDULE "A" - FUTURE ELECTRONICS INC.    - CANADA
SCHEDULE "B" - FUTURE ELECTRONICS CORP.   - UNITED STATES
SCHEDULE "C" - FUTURE ELECTRONICS LIMITED - GERMANY
SCHEDULE "D" - FUTURE ELECTRONICS LIMITED - UNITED KINGDOM
SCHEDULE "E" - FUTURE ELECTRONICS LIMITED - SINGAPORE

                         FUTURE ELECTRONICS INCORPORATED
                                    WORLDWIDE
                             AUTHORIZED DISTRIBUTOR
                                  MARKET PRICE
                                    AGREEMENT

Agreement entered into as of the 1st day of July, 1993, by and between SIPEX CORPORATION a corporation having its principal place of business at 22 Linell Circle, Billerica, Massachusetts, U.S.A. (SUPPLIER) and FUTURE ELECTRONICS INCORPORATED, a corporation having its principal place of business at 237 Hymus Boulevard, Pointe Claire, Quebec, Canada H9R 5C7 (FUTURE).

In consideration of the mutual undertakings and agreements set forth in this Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, SUPPLIER and FUTURE ELECTRONICS INC. agree as follows:

1. APPOINTMENT

   SUPPLIER appoints FUTURE to serve during the Term (as defined in paragraph 11
   (a) of this Agreement) as a Worldwide Authorized Distributor of the Products, from the specific FUTURE locations described in SCHEDULE(s) A, B, C and/or D hereto attached and FUTURE accepts such appointment. The appointment of FUTURE is on a non-exclusive basis.

   (a) DEFINITION OF "PRODUCTS". The term "Products" shall mean all Products offered for sale by the SUPPLIER generally, as set forth and described in the SUPPLIERS then current published Distributor Price List. Products may be added to the Distributor Price List or deleted therefrom by SUPPLIER upon thirty (30) calendar days prior written notice to FUTURE. Additional Products may be added to the Distributor Price List, but not approved for distributor stocking, by mutual agreement between the parties.
   (b) DEFINITION OF "TERRITORY". The term "Territory" shall mean specifically the geographic area served by the locations described in Schedule(s) A, B, C and/or D hereto attached.

2. RESPONSIBILITIES OF FUTURE

FUTURE shall use its reasonable best efforts, consistent with prudent business practice, and shall devote such time as may be reasonably necessary to conduct an aggressive selling program and to promote the sale, lease or other distribution of the Products within the specified Territory. Without limiting the generality of the foregoing:

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

   (a) INVENTORY. FUTURE shall use its reasonable best efforts, consistent with prudent business practice, to maintain a respresentative inventory of Products in reasonable sufficient quantities to provide reasonably adequate and timely delivery to customers purchasing SUPPLIER Products.

   (b) SALES AND MARKETING. FUTURE shall maintain a competent and aggressive sales force to market and sell the Products.

   (c) ADVERTISING AND PROMOTION. FUTURE shall regularly advertise or otherwise promote the sale and distribution of the Products (including the establishment of promotional campaigns, advertising in trade journals and the like).

   (d) TRAINING PROGRAMS. FUTURE and its employees shall participate, when and to the extent SUPPLIER deems appropriate, in such training programs as may be offered from time to time by SUPPLIER.

   (e) REPORTS. FUTURE shall send to the SUPPLIER within thirty (30) calendar days after the end of each calendar month, a report containing:

         (i)      An inventory of the Products as of the end of such month;

         (ii) The quantities of all Products sold and specifying Customer Name, Product Part Number, and Resale Price.

3. RESPONSIBILITIES OF SUPPLIER

SUPPLIER shall, at its cost and expense, cooperate with and assist FUTURE in performing its duties under this Agreement and shall utilize its reasonable best efforts to promote the sale and distribution of the Products. Without limiting the generality of the foregoing:

   (a) TRAINING. SUPPLIER shall provide FUTURE's sales organization with what SUPPLIER considers all necessary and appropriate Product sales training, support and assistance.

   (b) LITERATURE. SUPPLIER shall furnish FUTURE with a reasonable supply of price lists, sales literature, books, catalogues and the like as SUPPLIER may prepare for national distribution and shall also provide FUTURE with such technical and sales support (including sales forecasting and planning assistance) as may be necessary to assist FUTURE in effectively carrying out its activities under this Agreement.

   (c) ADVERTISING AND PROMOTION. SUPPLIER shall use its reasonable best efforts to advertise the Products on a nationwide basis and shall take all reasonable steps to inform the public that FUTURE is an AUTHORIZED DISTRIBUTOR of the Products and to encourage customers or potential customers for the Products to order the same from FUTURE.

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

   (d) QUALITY CONTROL. SUPPLIER shall establish and maintain such quality control procedures, electrostatic discharge sensitivity procedures, testing of Products and other customary programs as are necessary to ensure that the Products, as manufactured and sold to FUTURE, are of the highest quality and reliability.

   (e) REFERRALS. SUPPLIER shall endeavour to refer customers and potential customers within the Territory to FUTURE's "Authorized Locations" for sale and service of quantities of the Products normally handled by distributors.

   (f) COMPLIANCE WITH LAWS. SUPPLIER shall take all necessary steps in order to ensure that the Products, as manufactured and sold to FUTURE, are in full compliance with all applicable laws, standards, codes and regulations, are duly marked and labelled and are suitable for resale or other distribution by FUTURE as contemplated hereby.

4. ORDERS, DELIVERY, RESCHEDULING, CANCELLATION

   (a) ORDERS. Delivery of Products under this Agreement shall be initiated by written or electronic purchase orders (or by telephonic orders) confirmed in writing by FUTURE within thirty (30) calendar days. Such orders shall describe the Products ordered and the quantities thereof, shall request delivery dates, shall set forth prices and shall provide shipping instructions, where appropriate. SUPPLIER shall acknowledge each such order in writing at the earliest possible date, but in any event within fifteen (15) calendar days following receipt thereof. In such acceptance, SUPPLIER shall confirm the Requested Shipment Date or specify an Alternative Shipment Date ("Acknowledged Shipment Date"). In no event shall the delivery date be in excess of six (6) weeks after the order is entered by FUTURE.

   (b) METHOD OF SHIPPING. In the absence of specified instructions from FUTURE, the shipping and packaging method will be in the discretion of SUPPLIER. SUPPLIER shall, consistent with sound business practice, select a method of shipping and packaging which is suitable for the Product. In the event of any misdelivery by the Carrier, SUPPLIER shall assist FUTURE in tracing the shipment and obtaining delivery of the Products. The cost of shipping and risk of loss shall at all times be in accordance with sub-paragraphs 5(d) and 5(f) contained herein.

   (c) RESCHEDULING AND CANCELLATION. FUTURE may, prior to thirty (30) calendar days of the Acknowledged Shipment Date and with written notice at that time, reschedule the Acknowledged Shipment Date of, or cancel, any order.

   (d) EARLY SHIPMENTS. If any products are delivered prior to the Acknowledged Shipment Date, FUTURE shall have the right in its discretion to accept or reject any such delivery. If SUPPLIER is notified in writing of FUTURE's intention to return any such delivery, SUPPLIER shall promptly issue a Return Material Authorization.

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                               SUPPLIER                     FUTURE

5. PRICES

   The prices for Products purchased under this Agreement shall be at negotiated market prices. Should FUTURE purchase any product at prices in SUPPLIER's published Distributor Price List, such prices subject to change upon thirty
   (30) calendar days prior written notice, the following shall apply:

   (a) PRICE INCREASES. Prior to the effective date of a price increase, FUTURE may order Products before the price increase takes effect at the prior (i.e. lower) price. Furthermore, all Products entered by FUTURE prior to notification of a price increase are exempt from the increase and will be shipped and invoiced at the price in effect at the time of order placement.

   (b) PRICE DECREASES. In the event SUPPLIER decreases the price of any Product, FUTURE shall be entitled to a credit equal to the difference between the price paid for the Product by FUTURE (less any prior credits granted by SUPPLIER on such Products) and the new decreased price for the Product multiplied by the quantity of such Product in FUTURE'S inventory on the effective date of the decrease. Similar price adjustment, if appropriate, will also be made on all Products in transit to FUTURE on the effective date of the price decrease. In order to claim such credit, FUTURE shall submit to SUPPLIER, within forty-five (45) calendar days following the effective date of such price decrease, a report of the Products subject to the price decrease and in FUTURE's inventory as of the effective date of the price decrease. All Products shipped after the effective date of any price decrease will be shipped and invoiced at the price in effect at the time of shipment. Credits will be applied to future purchases of SUPPLIER Product or to FUTURE's Accounts Receivable with SUPPLIER.

   (c) DELTA PRICE PROTECTION. In the event SUPPLIER decreases the price of any Product below the Market Price for product in FUTURE's inventory, than FUTURE shall be entitled to a credit equal to the difference between the Market Price paid for the product (less any prior credits granted by SUPPLIER on such Products) and the new decreased price for the product multiplied by the quantity of such product in FUTURE's inventory on the effective date of the decrease. The balance of paragraph 5(b) above shall apply as well.

   (d) SHIP FROM STOCK AND DEBIT. In the event that it should become necessary, and on a by exception basis only, FUTURE shall be permitted to sell Product to customers on a meet competition basis where FUTURE's current costs are not competitive enough for FUTURE to secure the orders. Upon receipt of the approval from the SUPPLIER, FUTURE shall be entitled to ship from stock a defined quantity and part number(s) to a specific customer at or below FUTURE's cost and issue a debit to the SUPPLIER for the difference between FUTURE's current cost of the Product (less any prior credits granted by SUPPLIER on such Products) and the approved new cost issued by the SUPPLIER multiplied by the quantity of such Product shipped to the specific customer. In order to claim such credit, FUTURE shall submit to SUPPLIER within forty-five
         (45) calendar days after the sale took place, a debit note in conjunction with FUTURE's monthly POS and Inventory Reports as specified in Paragraph 2 (e). Credits will be applied to future purchases of SUPPLIER Product or to FUTURE's Accounts receivable with SUPPLIER.

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

   (e) REPRESENTATION. SUPPLIER represents and warrants that the prices and discounts, if any, extended to FUTURE in connection with the Products comply with all applicable laws.

   (f)   F.O.B. All prices are F.O.B. FUTURE's receiving facility.

   (g) SALES TAXES AND OTHER CHARGES. FUTURE will pay any and all applicable sales or use taxes pertaining to its purchase of the Products.

   (h) RISK OF LOSS. FUTURE shall assume all risk of loss and pay all costs of insurance for the Products upon SUPPLIER's delivery thereof to the Common Carrier.

6. TERMS OF PAYMENTS

   SUPPLIER will invoice FUTURE upon shipment of each order. Such invoices shall be due and payable in full by FUTURE within thirty (30) calendar days following date of invoice. FUTURE shall be entitled to a two (2%) percent deduction on the net amount of payment when invoices dated the first (1st) through the fifteenth (15th) are paid by the twenty-fifth (25th) day of the same month, and invoices dated the sixteenth (16th) through the end of the month are paid by the tenth (10th) day of the following month, inclusive of any month. In the event invoices are not paid within these discount dates, then the net thirty (30) day terms shall apply.

7. RETURN OF PRODUCT

   (a) SEMI-ANNUAL ROTATION. Within forty-five (45) calendar days following each period of six (6) consecutive months during the Term, FUTURE may return to SUPPLIER, for credit, a quantity of Products the value of ten percent (10%) of the net sales dollars invoiced by SUPPLIER to FUTURE for all Products purchased by FUTURE during the previous six (6) month period. Credit issued for such returned Products will be based upon the price paid by FUTURE, less any prior credits granted by SUPPLIER on the returned Product and applied against future purchases of Products from SUPPLIER. FUTURE may make such returns from one or more stocking location(s). The foregoing return privilege shall be subject to the following conditions:

         (i)    The Products are returned in merchantable condition;

         (ii) Prior to returning any Products, FUTURE obtains a Return Material Authorization from SUPPLIER.

   (b) INITIAL STOCK ORDER. Within twelve (12) months following the date of this Agreement or the date of any New Product is added hereunder, as the case may be, FUTURE may elect to return to SUPPLIER, for credit, any and all of such New Products in its inventory. Such return is subject to all of the conditions of paragraph (a), (i) and (ii) above.

   (c) NEW PRODUCTS. For purposes hereof, the term "New products" shall mean any and all Products:

         (i)    Ordered by FUTURE under its initial stocking order; or

         (ii) Added to the Products listed on the Distributor Cost List and ordered within thirty (30) calendar days of the date of such addition.

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

8. PRODUCT CHANGES

   (a) DISCONTINUANCE AND OBSOLESCENCE. SUPPLIER reserves the right to discontinue the manufacture or sale of, or otherwise render or treat as obsolete, any or all of the Products covered by this Agreement upon at least forty-five (45) calendar days prior written notice to FUTURE. FUTURE may, in its discretion, within sixty (60) calendar days following receipt of such notice, notify SUPPLIER in writing of its intention to return any or all Products so discontinued or rendered obsolete which remain in FUTURE's inventory and shall receive a credit for such Products equal to the price paid by FUTURE for the same provided that said Products are returned within forty-five (45) calendar days of the date of SUPPLIER's Return Material Authorization. SUPPLIER shall pay all freight and shipping charges in connection with any such returns. Returns of Products under this paragraph (a) shall not be counted as "stock rotation" for purposes of computing the amount of Products returnable by FUTURE under paragraph 7 (a).

   (b) FUTURE shall be granted the exclusive first right of refusal to purchase any or all product discontinued or made obsolete as per paragraph 8 (a) above. This includes all existing SUPPLIER inventory (including recent distributor returns) as well as FUTURE's final lifetime buy at quantity levels which are mutually agreeable.

   (c) MODIFICATION OF PRODUCTS. SUPPLIER shall give FUTURE written notice of all engineering modifications that will affect Products in FUTURE's inventory if such changes materially affect form, fit, or function. If these modifications preclude or materially limit FUTURE's inventory from selling once the engineering modifications are implemented, SUPPLIER will work with FUTURE to move the affected inventory through resale or repurchase. If after the above efforts, affected Product still remains in FUTURE's inventory, SUPPLIER agrees to replace it with upgraded Products. SUPPLIER shall pay all freight and shipping charges in connection with any such returns or replacements. FUTURE returns of Product under this paragraph (b) shall not be counted as "stock rotation" for purposes of computing the amount of Products returnable by FUTURE under paragraph 7 (a).

   (d) RETURN MATERIAL AUTHORIZATION. A Return Material Authorization shall be issued by SUPPLIER no later than fifteen (15) calendar days of any request for the same by FUTURE when required in connection with any legitimate return under this Agreement.

9. WARRANTY, COMPLIANCE WITH LAWS

   (a) STANDARD WARRANTY. The Products shall be covered by SUPPLIER's standard warranty terms and provisions, provided, however, that the warranty coverage shall be no less than the following:

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

(i) The warranty period set forth therein shall run for one (1) year following FUTURE's shipment of the Product to the customer;

(ii) SUPPLIER shall extend such warranty directly to the customer as if such customer had purchased the Products directly from SUPPLIER.

(iii) SUPPLIER shall warrant the Products against defects in material and workmanship under normal use and service, repair or replace at SUPPLIER's cost any defective Product (or issue a credit or refund, as the case may be, based on the purchase price paid therefor); and

(iv) SUPPLIER shall pay (or refund the amount of) all freight and shipping charges for any defective Products returned under this paragraph.

(b) COMPLIANCE WITH LAWS. Notwithstanding anything to the contrary contained by SUPPLIER's standard warranty terms and provisions or elsewhere in this Agreement, SUPPLIER shall indemnify FUTURE against, and hold it harmless from, any cost, loss, damage or liability (including reasonable legal fees) arising from or related to the failure of the Products, as manufactured and sold to FUTURE, to fully comply with all applicable laws, standards, codes, specifications and regulations or the failure of the Products to be suitable thereunder for resale or other distribution by FUTURE as contemplated by this Agreement. The warranty and indemnification provisions of this Agreement shall survive the termination hereof.

10.      INDEMNIFICATION

         SUPPLIER will indemnify, defend and otherwise hold harmless, FUTURE, its affiliates and customers from all cost, loss, damage or liability arising from any proceeding (legal or equitable) or claim brought or asserted against FUTURE, its affiliates or customers, to the extent such proceeding or claim is based on an allegation that the Products, or any part thereof, or their distribution or use constitute an infringement of any United States or Canadian patent, copyright, trademark secret or violation of any legislation now or hereafter enacted, or like or similar claim, if FUTURE promptly notifies SUPPLIER of any such proceeding or claim after it becomes known to FUTURE and FUTURE provides all the assistance and cooperation to SUPPLIER that is reasonably requested including the right of SUPPLIER to select and instruct legal counsel for the purposes of any defence of FUTURE within the meaning of this provision. SUPPLIER shall not be liable to FUTURE under any provision of this paragraph to the extent that any claim is based upon;

(i)      a use for which the Product or part was not designated; or

(ii) an alteration of the Product or part by FUTURE or a third party under FUTURE's direction and which alteration has caused the infringement action.

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

11. TERM AND TERMINATION

   (a) TERM. The initial effective period of this Agreement is for one (1) year commencing on the date indicated on page (1) one. At the expiration of such initial effective period or any extended period, this Agreement will automatically be renewed and extended indefinitely for additional periods of one (1) year unless either SUPPLIER or FUTURE shall give the other at least ninety (90) calendar days prior written notice of its intention not to have the Agreement so renewed.

   (b) TERMINATION FOR CONVENIENCE. Either SUPPLIER or FUTURE may at any time terminate this Agreement with or without cause and solely for its own convenience by giving ninety (90) calendar days prior written notice to the other. Both SUPPLIER and FUTURE represent that they have considered the making of expenditures in preparing to perform under this Agreement, as well as the possible losses which might result in the event of any termination of the Agreement. In that regard, both parties acknowledge that neither party shall in any way be liable to the other for any loss, expense or damage (including special, consequential, or incidental damages) by reason of any termination of this Agreement without cause.

   (c) RETURN OF INVENTORY. In the event SUPPLIER terminates this Agreement with or without cause or elects not to renew the same, SUPPLIER shall repurchase from FUTURE all unsold Products from FUTURE's inventory at the price paid by FUTURE, less any prior credits granted by SUPPLIER on such Products. SUPPLIER shall pay all freight and shipping charges in connection with such repurchases.

         In the event FUTURE terminates this Agreement with or without cause or elects not to renew same, SUPPLIER shall repurchase from FUTURE all unsold Products from FUTURE's inventory at the same price as set forth in the paragraph (c) above. FUTURE shall pay all freight and shipping charges in connection with such purchases. In the event of any termination, SUPPLIER shall, if requested to do so by FUTURE, honor any open FUTURE purchase orders for customers of SUPPLIER Product then outstanding.

         Notwithstanding the foregoing, SUPPLIER shall be required to accept only those Products which are in good merchantable condition. No termination of this Agreement shall affect any obligation of either party to pay amounts due to the other hereunder and all such payments shall be made when due.

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

12. COOPERATIVE ADVERTISING

    To assist FUTURE in advertising and promoting the Products, SUPPLIER will accrue into a special cooperative advertising fund two percent (2%) of the net sales dollars invoiced to FUTURE in a consecutive twelve (12) month period. Amounts in such fund shall be used by FUTURE in connection with advertising and other promotional efforts approved by both FUTURE and SUPPLIER. All unexpended funds for any calendar year in the SUPPLIER portion will automatically be carried forward into the next year.

13. WAIVER

    Except as otherwise herein expressly provided, the failure of SUPPLIER to enforce at any time or for any period of time the provisions of this Agreement shall not be construed to be a waiver of any such provisions or the right of SUPPLIER thereafter to enforce each and every such provision.

14. NOTICES

    Notices and other communications by either party under this Agreement shall be deemed given when deposited in the mail system as certified mail, postage prepaid, addressed as indicated on page (1) one.

15. TRADEMARKS, TRADE NAMES

    This Agreement shall not create, and SUPPLIER shall have no right in, or to the use of, any trademark, trade name, logo, service mark or other mark, identification or name of FUTURE. FUTURE recognizes SUPPLIER's ownership of, and right to use, certain trademarks, trade names, logos and other marks and names and acknowledges that, except as herein set forth, FUTURE has no right in, or to use, any thereof. Notwithstanding the foregoing, FUTURE is hereby granted permission to refer to SUPPLIER's trademarks, trade names, logos and other marks and names for the purposes of identifying itself to the public as an AUTHORIZED DISTRIBUTOR of the Products and for advertising and otherwise promoting the resale, lease or servicing of any Products purchased under this Agreement, but subject always to SUPPLIER's right to control or otherwise direct or instruct FUTURE with regard to the proper authorized use thereof.

 16. CONFIDENTIAL INFORMATION

     SUPPLIER and FUTURE shall each receive and maintain in confidence all proprietary information, trade secrets or other knowhow belonging to the other (including but not limited to knowledge of manufacturing or technical processes, financial and systems data and customer lists) provided that any such information, secrets or knowhow is required by any law or governmental regulation or the decree of a court having competent jurisdiction or enters into the public domain without the act of the party obligated to maintain such confidentiality hereunder). Without limiting the foregoing, all books, documents, records and other material and information made known to the parties by each other are hereby designated as Confidential. Furthermore, SUPPLIER shall at all times retain the copyright in SUPPLIER's works whether literary, artistic or otherwise, supplied to FUTURE.

          INITIAL:         /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

17. SPECIAL PURCHASES

    SUPPLIER and FUTURE may at any time during the Term enter into separate Agreements for the special purchase of other Products including non-standard Products not set forth in SUPPLIER's then current Published Distributor Price List and such Agreements shall be subject to all terms and conditions hereof unless inconsistent with the terms of such Special Agreement or otherwise agreed upon.

18. INVALIDITY OF PROVISIONS

    In the event that any term or provision of this Agreement shall be deemed by a court of competent jurisdiction to be overly broad in scope, duration or area of applicability, the court considering the same shall have the power and is hereby authorized and directed to modify such term or provision to limit such scope, duration or area, or all of them, so that such term or provision is no longer overly broad and to enforce the same as so limited. Subject to the foregoing sentence, in the event any provision of this Agreement shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall attach only to such provision and shall not affect or render invalid or unenforceable any other provision of this Agreement.

19. CREDITS

    In the event FUTURE is entitled to a credit from SUPPLIER hereunder, the amount of such credit will be applied to the purchase of Product or FUTURE's Accounts Receivable with SUPPLIER.

20. CONSENT NOT UNREASONABLY WITHHELD

    Whenever any consent, action or authorization is requested of SUPPLIER hereunder, such consent, action or authorization will not be unreasonably withheld or delayed.

21. FORCE MAJEURE

    Nonperformance under this Agreement shall be excused, and neither party shall be liable for any loss, damage, penalty or expense, to the extent that such performance is rendered impossible or delayed by fire, flood, acts of God or the public enemy, acts of the Government, labour difficulties, riot, inability to obtain materials or any other cause where the failure to perform or delay is beyond the reasonable control of the nonperforming party and without the negligence of such party.

22. RELATIONSHIP OF PARTIES

    The relationship between the parties hereto shall be that of independent contractors, each being in full control of their own business. Under no circumstances shall either party have the right or authority to act or make any commitment on behalf of or bind the other or represent the other as its agent in any way.

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

23. GENERAL

    (a) ENTIRE AGREEMENT. This Agreement, including SCHEDULES A, B, C, and/or D attached hereto, supersedes all prior communications or understandings between FUTURE and SUPPLIER and constitutes the entire agreement between the parties with respect to the matters covered herein. In the event of a conflict or inconsistency between the terms of this Agreement and those of any order, quotation, solicitation or other communication from one party to the other, the terms of this Agreement shall be controlling.

    (b) AMENDMENT. This Agreement cannot be changed, modified or amended unless such change, modification, or amendment is in writing and executed by the party against which the enforcement of such change, modification or amendment is sought.

    (c) GOVERNING LAW. This Agreement is made in, governed by, and shall be construed solely in accordance with, the internal laws of the Province of Quebec.

    (d) ASSIGNMENT. Neither party shall have the right to assign this Agreement or any rights hereunder without the prior written consent of the other except that either party may make such an assignment to another corporation wholly-owned by or under common control with it. For purposes hereof, the term "assign" shall include, without limitation, a merger, sale of assets or business, or other transfer of control by operation of law or otherwise.

    (e) AUTHORITY. Both parties represent and warrant to each other that they have the right and lawful authority to enter into this Agreement for the purposes herein and that there are no other outstanding agreements or obligations inconsistent with the terms and provisions hereof.

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH ABOVE, THE ATTACHED SCHEDULE OF LOCATIONS A, B, C, D and/or E HEREBY FORM AN INTEGRAL PART OF THIS CONTRACT AS IF FULLY HEREIN RECITED AT LENGTH.

IN WITNESS WHEREOF, the parties have set their hand and seal,

ACCEPTED THIS:                               AGREED THIS:

1st DAY OF July, 1993                        22nd DAY OF July, 1993

DISTRIBUTOR:                                 SUPPLIER:

FUTURE ELECTRONICS INC.                      SIPEX CORPORATION INC.,

 /s/ SAM ABRAMS                              /s/ JAMES E. DONEGAN
-----------------------------                ------------------------------
BY:  SAM ABRAMS                              BY: JAMES E. DONEGAN

TITLE: VICE PRESIDENT                        TITLE: CHAIRMAN, CEO

SUPPLIER AND DISTRIBUTOR HEREBY AGREE THAT WHENEVER THE DISTRIBUTOR ANNOUNCES THE OPENING OF A NEW BRANCH LOCATION FOR CANADA, SUPPLIER AGREES THAT EACH NEW BRANCH LOCATION SHALL AUTOMATICALLY BE FRANCHISED.

                                  SCHEDULE "A"

                        FUTURE ELECTRONICS INC. - CANADA

MONTREAL                        VANCOUVER                   OTTAWA

237 HYMUS BOULEVARD             1695 BOUNDARY ROAD          BAXTER CENTER
POINTE CLAIRE, QUEBEC           VANCOUVER, B.C.             1050 BAXTER ROAD
H9R 5C7                         B5K 4X7                     OTTAWA, ONTARIO
                                                            K2C 3P2

EDMONTON                        TORONTO                     WINNIPEG

5312 CALGARY TRAIL SOUTH                                    82 ST. REGIS CRES N.
KING EDWARD
EDMONTON, ALBERTA               DOWNSVIEW, ONTARIO          WINNIPEG, MANITOBA
T6H 4J8                         M3J 1Z3                     R3H 0N8

CALGARY                         QUEBEC CITY

3220 5TH AVENUE, N. E.          1990 BOUL. CHAREST O.
CALGARY, ALBERTA                SUITE 190
T2A 5N1                         ST-FOY, QUEBEC
                                G1N 4K8

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

SUPPLIER AND DISTRIBUTOR HEREBY AGREE THAT WHENEVER THE DISTRIBUTOR ANNOUNCES THE OPENING OF A NEW BRANCH LOCATION FOR THE UNITED STATES, SUPPLIER AGREES THAT EACH NEW BRANCH LOCATION SHALL AUTOMATICALLY BE FRANCHISED.

                                  SCHEDULE "B"

                    FUTURE ELECTRONICS CORP. - UNITED STATES

BOSTON                      WASHINGTON                   ATLANTA

133 FLANDERS RD.                                         4038 148TH AVE., N.E.
NORTHWOODS PKWY.                                         3000
WESTBOROUGH,                REDMOND, WASHINGTON          SUITE 295, NORCROSS
MASSACHUSETTS,              98052                        GEORGIA, 30071
01581

SYRACUSE, N.Y.              CHICAGO                      FLORIDA

7453 MORGAN ROAD            1000 EAST STATE PKWY.        380 S. NORTH LAKE BLVD.
LIVERPOOL, N.Y.             UNIT B, SCHAUMBURG,          SUITE 1048
13088                       ILLINOIS, 60193              ALTAMONTE SPRINGS, FLA
                                                         32701

CONNECTICUT                 UTAH                         PORTLAND

24 STONY HILL RD.                                        2250 SO. REDWOOD
OAKS CORP. CTR.                                          ROADCORNELL
BETHEL, CONNECTICUT                                      SALT LAKE CITY, UTAH1
GREENBRIER PKWY 06801                                    5 2 3 6 84119 PHASE III
                                                         , BLDG "A"
                                                         BEAVERTON, OREGON
                                                         97006

DENVER                      CALIFORNIA                   FLORIDA

9030 YUKON STREET                                        575 RIVER OAKS PKWY
CREEKSIDE DR.                                            4900 N.
SUITE 2700                  SAN JOSE, CALIFORNIA         CLEARWATER, FLORIDA
WESTMINISTER, CO            95131                        34620
80020

MARYLAND                    PHILADELPHIA                 ROCHESTER, N.Y.

7165 COLUMBIA               520 FELLOWSHIP ROAD          333 METRO PARK
GATEWAY DRIVE               SUITE A101                   1ST FLOOR
SUITE "G"                   MOUNT LAUREL,                ROCHESTER, N.Y.
COLUMBIA, MD                NEW JERSEY                   14623
21046                       08054

TEXAS                       NEW JERSEY                   MINNESOTA

1900 FIRMAN DRIVE           122 FAIRFIELD ROAD           10025 VALLEY VIEW ROAD
SUITE 150                   FAIRFIELD,                   SUITE 196
RICHARDSON, DALLAS                                       NEW JERSEY, 07006E
PRAIRIE, MINNESOTA                                       D E N
75081                                                    55344

DETROIT                     LONG ISLAND, N.Y.            NORTH CAROLINA

35200 SCHOOLCRAFT           801 MOTOR PARKWAY            4701 HEDGEMORE DRIVE
SUITE 106                   HAUPPAUGE, NEW YORK          SUITE 812
LIVONIA, MICHIGAN           11788                        CHARLOTTE, N.C.
48150                                                    28209

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

SUPPLIER AND DISTRIBUTOR HEREBY AGREE THAT WHENEVER THE DISTRIBUTOR ANNOUNCES THE OPENING OF A NEW BRANCH LOCATION FOR THE UNITED STATES, SUPPLIER AGREES THAT EACH NEW BRANCH LOCATION SHALL AUTOMATICALLY BE FRANCHISED.

                              SCHEDULE "B" (CONT'D)

                    FUTURE ELECTRONICS CORP. - UNITED STATES

ST. LOUIS                    PHOENIX                     SAN DIEGO

BELLERIVE EXCHANGE BLDG.     4636 E. UNIVERSITY DR.      3940 RUFFIN ROAD
1067 N. MASON ROAD           SUITE 245                   SUITE 101
ST. LOUIS, MISSOURI          PHOENIX, ARIZONA            SAN DIEGO, CALIF
63141                        85034                       92123

CHATSWORTH                   IRVINE                      HUNTSVILLE

9301 OAKDALE AVENUE          1692 BROWNING AVE.          4950 CORPORATE DRIVE
CHATSWORTH, CALIFORNIA       IRVINE, CALIFORNIA          SUITE 145
91311                        92714                       HUNTSVILLE, ALABAMA
                                                         35805

MILWAUKEE                    HOUSTON                     RALEIGH

CROSSROADS CORP. CENTER      11271 RICHMOND AVE.         1304 PADDOCK DRIVE
20875 CROSSROADS CIRCLE      SUITE 106                   SUITE F100
SUITE 200                    HOUSTON, TEXAS              RALEIGH, NORTH CAROLINA
WAUKESHA, WISCONSIN          77082                       27609
53186

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

SUPPLIER AND DISTRIBUTOR HEREBY AGREE THAT WHENEVER THE DISTRIBUTOR ANNOUNCES THE OPENING OF A NEW BRANCH LOCATION FOR GERMANY, SUPPLIER AGREES THAT EACH NEW BRANCH LOCATION SHALL AUTOMATICALLY BE FRANCHISED.

                              SCHEDULE OF LOCATIONS

                  FUTURE ELECTRONICS DEUTSCHLAND GMBH - GERMANY

                                     MUNICH
                              Munchener Strasse 18
                                8043 Unterfohring
                              Munich, West Germany

                                    DORTMUND
                                  Westring 216
                               4620 Castrip-Rauxel
                             Dortmund, West Germany

                                    FRANKFURT
                                Offheimer Str. 44
                                    6254 Elz
                             Frankfurt, West Germany

                                     HAMBERG
                              Osterfeld Str. 56-60
                                 2000 Hamburg 54
                                  West Germany

                                    STUTTGART
                              Johannes-Daur Str. 1
                             7015 Korntal-Munchingen
                             Stuttgart, West Germany

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

SUPPLIER AND DISTRIBUTOR HEREBY AGREE THAT WHENEVER THE DISTRIBUTOR ANNOUNCES THE OPENING OF A NEW BRANCH LOCATION FOR THE UNITED KINGDOM SUPPLIER AGREES THAT EACH NEW BRANCH LOCATION SHALL AUTOMATICALLY BE FRANCHISED.

                              SCHEDULE OF LOCATIONS

                   FUTURE ELECTRONICS LIMITED - UNITED KINGDOM

                               Petersfield Avenue
                                Slough, Berkshire
                                SL2 5EA, England

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE

SUPPLIER AND DISTRIBUTOR HEREBY AGREE THAT WHENEVER THE DISTRIBUTOR ANNOUNCES THE OPENING OF A NEW BRANCH LOCATION FOR SINGAPORE, SUPPLIER AGREES THAT EACH NEW BRANCH LOCATION SHALL AUTOMATICALLY BE FRANCHISED.

                                  SCHEDULE "E"

                     FUTURE ELECTRONICS LIMITED - SINGAPORE

                            450 / 452 Alexandra Road
                              #03-03 Inchcape House
                                 Singapore 0511

         INITIAL:          /s/ [ILLEGIBLE]             /s/ [ILLEGIBLE]
                           ---------------             ---------------
                              SUPPLIER                      FUTURE